American Funds Strategic Bond FundSM Prospectus Supplement November 5, 2021 (for prospectus dated March 1, 2021, as supplemented to date)

1. The “Annual fund operating expenses” table in the “Fees and expenses of the fund” section of the prospectus is amended in its entirety to read as follows:

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	529-A
Management fees[2]	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and/or service (12b-1) fees	0.30	1.00	0.25	0.25	none	none	0.24
Other expenses[2]	0.12	0.12	0.14	0.16	0.14	0.04	0.18
Total annual fund operating expenses	0.72	1.42	0.69	0.71	0.44	0.34	0.72

Share class:	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3	R-1
Management fees[2]	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and/or service (12b-1) fees	1.00	0.50	0.25	0.25	none	none	1.00
Other expenses[2]	0.18	0.13	0.20	0.18	0.15	0.16	0.10
Total annual fund operating expenses	1.48	0.93	0.75	0.73	0.45	0.46	1.40
Expense reimbursement	—	—	—	—	—	0.06[3]	—
Total annual fund operating expenses after expense reimbursement	1.48	0.93	0.75	0.73	0.45	0.40	1.40

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees[2]	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and/or service (12b-1) fees	0.75	0.60	0.50	0.25	none	none	none
Other expenses[2]	0.34	0.24	0.17	0.12	0.19	0.08	0.04
Total annual fund operating expenses	1.39	1.14	0.97	0.67	0.49	0.38	0.34
[1]	A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.
[2]	Restated to reflect current fees.
[3]	The investment adviser is currently reimbursing a portion of the other expenses. This reimbursement will be in effect through at least November 5, 2022. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

2. The information under the heading “Example” in the “Fees and expenses of the fund” section of the prospectus is amended in its entirety to read as follows:

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the expense reimbursement described above through the expiration date of such reimbursement and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2, F-3, 529-F-2 or 529-F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3	R-1
1 year	$446	$245	$319	$73	$45	$35	$421	$251	$95	$325	$75	$46	$41	$143
3 years	597	449	465	227	141	109	572	468	296	484	233	144	142	443
5 years	761	776	625	395	246	191	737	808	515	657	406	252	252	766
10 years	1,236	1,511	1,087	883	555	431	1,213	1,284	1,143	1,157	906	567	573	1,680

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C	529-C
1 year	$142	$116	$99	$68	$50	$39	$35		1 year	$145	$151
3 years	440	362	309	214	157	122	109		3 years	449	468
5 years	761	628	536	373	274	213	191		5 years	776	808
10 years	1,669	1,386	1,190	835	616	480	431		10 years	1,511	1,284

Keep this supplement with your prospectus.

Lit. No. MFGEBS-497-1121P Litho in USA CGD/AFD/10039-S87531

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY